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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


         WHEREAS, the undersigned officers and directors of Center Bancorp, Inc. desire to authorize John J. Davis and Anthony C. Weagley to act as their attorneys-in-fact and agents, for the purpose of executing and filing the registrant's registration statement described below, including all amendments and supplements thereto,

         NOW, THEREFORE,

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John J. Davis and Anthony C. Weagley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the registrant's Registration Statement on Form S-3 registering 200,000 additional shares of the Common Stock of Center Bancorp, Inc. (the "Company") to be offered in connection with the Company's Automatic Dividend Reinvestment and Stock Purchase Plan, including any and all amendments and supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 24th day of October, 2002.

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Signature                          Title
---------                          -----


/s/Alexander A. Bol            Chairman of the Board
---------------------------
Alexander A. Bol


/s/ John J. Davis.             President; Chief Executive Officer; Director
---------------------------
John J. Davis


                               Director
---------------------------
Hugo Barth, III


/s/ Robert L. Bischoff         Director
---------------------------
Robert L. Bischoff


/s/ Brenda Curtis.             Director
---------------------------
Brenda Curtis


/s/ Donald G. Kein             Director
---------------------------
Donald G. Kein



/s/ James J. Kennedy           Director
---------------------------
James J. Kennedy


/s/ Paul Lomakin, Jr.          Director
---------------------------
Paul Lomakin, Jr.


/s/ Herbert Schiller           Director
---------------------------
Herbert Schiller


/s/ Norman F. Schroeder        Director
---------------------------
Norman F. Schroeder


/s/ William A. Thompson        Director
---------------------------
William A. Thompson

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/s/ Anthony C. Weagley         Principal Accounting and Financial Officer
---------------------------
Anthony C. Weagley